UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 3, 2005
                                                         ----------------


                          CLAYTON WILLIAMS ENERGY, INC.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                     0-20838                75-2396863
 -----------------------------      -----------------     ----------------------
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)          Identification Number)



6 Desta Drive, Suite 6500, Midland, Texas                             79705-5510
-----------------------------------------                             ----------
(Address of principal executive offices)                              (Zip code)



       Registrant's Telephone Number, including area code: (432) 682-6324


                                 Not applicable
                   ------------------------------------------
                    (Former name, former address and former
                   fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 -    Results of Operations and Financial Condition
-----------    ---------------------------------------------

In accordance with General Instruction B.2. of Form 8-K, all of the information furnished in Item 2.02 of this report and the accompanying exhibits shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

On November 3, 2005, the Company issued the news release attached hereto as
Exhibit 99.1 reporting the financial results of the Company for the quarter ended September 30, 2005.



Item 9.01 -    Financial Statements and Exhibits
-----------    ---------------------------------

Exhibits

Exhibit
Number                          Description
--------          --------------------------------------------------------------

  99.1            News release dated November 3, 2005 by
                  Clayton Williams Energy, Inc. announcing third quarter 2005 results



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                                   CLAYTON WILLIAMS ENERGY, INC.


Date:    November 3, 2005                    By:   /s/  L. Paul Latham
                                                   -------------------
                                                   L. Paul Latham
                                                   Executive Vice President and
                                                   Chief Operating Officer



Date:    November 3, 2005                    By:   /s/ Mel G. Riggs
                                                   ----------------
                                                   Mel G. Riggs
                                                   Senior Vice President and
                                                   Chief Financial Officer